SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE SPECIALTY FUNDS

For the Wells Fargo Advantage Specialized Technology Fund (the “Fund”)

RCM Capital Management LLC (“RCM”) has merged with its affiliate, Allianz Global Investors U.S. LLC (“AGI U.S.”). Accordingly, AGI U.S. has succeeded RCM as sub-adviser to the Fund under the investment sub-advisory agreement by operation of law. There are no resulting changes in portfolio managers, fees or sub-advisory services.

Accordingly, effective immediately the following disclosures in the prospectuses are revised:

The paragraph describing RCM under the heading “The Sub-Advisers and Portfolio Managers” in the prospectus is replaced with the following:

“Allianz Global Investors U.S. LLC (AGI U.S.), a registered investment adviser located at 555 Mission Street, Suite 1700, San Francisco, California 94105, serves as the sub-adviser and provides portfolio management services to the Fund. AGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC-registered open-end investment companies, SEC-registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AGI U.S., its affiliates or by unaffiliated third parties. AGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties.”

All other references in the prospectuses to “RCM Capital Management LLC” and “RCM”, as applicable, are changed to “Allianz Global Investors U.S. LLC.”

May 31, 2013                                                                                                              SFAM053/P403SP

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

  WELLS FARGO ADVANTAGE SPECIALTY FUNDS

For the Wells Fargo Advantage Specialized Technology Fund (the “Fund”)

RCM Capital Management LLC (“RCM”) has merged with its affiliate, Allianz Global Investors U.S. LLC (“AGI U.S.”). Accordingly, AGI U.S. has succeeded RCM as sub-adviser to the Fund under the investment sub-advisory agreement by operation of law. There are no resulting changes in portfolio managers, fees or sub-advisory services.

Accordingly, effective immediately, the following disclosures in the SAI are revised:

The disclosure under “Material Conflicts of Interest” relating to RCM is replaced with the following:

“Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI U.S. believes are faced by investment professionals at most major financial firms.

AGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AGI U.S.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price and Huachen Chen. Mr. Price and Mr. Chen are dually employed by Pallas and by AGI U.S.

Pallas serves as investment manager to unregistered investment companies (the "Pallas Hedge Funds") -- Pallas Global Technology Hedge Fund, L.P., Pallas Investments II, L.P., and CP21 L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P., Pallas Global Technology Hedge Fund, L.P. and CP21 L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Chen and Mr. Price own a majority of the interests in the General Partner..

            Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.5 % for Pallas Global Technology Hedge Fund, L.P. and CP21 L.P.

Mr. Price and Mr. Chen act as portfolio manager for certain AGI U.S. client accounts including, among others, the Wells Fargo Advantage Specialized Technology Fund.

AGI U.S. and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AGI U.S.’s affiliates, and may serve as sub-adviser for accounts or clients for which AGI U.S. or one of its affiliates serves as investment manager or investment adviser. AGI U.S. also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AGI U.S., Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. AGI U.S. and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AGI U.S.’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AGI U.S. on behalf of AGI U.S.’s clients. All trades on behalf of Pallas’ clients that are executed through AGI U.S.’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AGI U.S. and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price and Mr. Chen also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price and Mr. Chen have a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that they manage, including the Wells Fargo Advantage Specialized Technology Fund, and they   may have an incentive to favor the Pallas Hedge Funds over other accounts that they manage. AGI U.S. has adopted procedures reasonably designed to ensure that Mr. Price and Mr. Chen meet their fiduciary obligations to all clients for whom they act as portfolio manager and treats all such clients fairly and equitably over time.”

The disclosure under “Compensation” relating to RCM is replaced with the following:

AGI U.S.’s compensation structure reflects their belief that investment professionals are a key element of the company’s success in meeting clients’ objectives.

            The primary components of AGI U.S.’s compensation system are a fixed base salary, an annual cash incentive payment (bonus) and a Long Term Incentive Plan Award (LTIPA). AGI U.S. strives to provide its people with a competitive overall package, for which it conducts ongoing research to ensure that each component, as well as total compensation, is ahead of or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of AGI U.S.’s business.

Base Salary. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.

Bonus. Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance evaluated based on peer data over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75%

weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives.

Long-Term Incentive Plan. The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system is to strengthen further the alignment between AGI U.S.’s clients, senior professionals, and AGI U.S.’s corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of AGI U.S. as well as Allianz Asset Management AG, AGI U.S.’s parent. LTIPA is awarded annually — for senior professionals it typically amounts to between 20-30 percent of total compensation — and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows AGI U.S. to emphasize the longer term nature of many of the projects critical for AGI U.S. to deliver results on a sustainable basis. AGI U.S. views this as very competitive and similar in nature to ownership, yet its employees do not need a liquidity event to realize large gains in value.

All other references in the SAI to “RCM Capital Management LLC” and “RCM”, as applicable, are changed to “Allianz Global Investors U.S. LLC.”

May 31, 2013